Exhibit 99.1

EXECUTION VERSION

AMENDMENT TO STOCKHOLDERS AGREEMENT AND WAIVER

THIS AMENDMENT TO STOCKHOLDERS AGREEMENT AND WAIVER (this “Amendment”), dated as of January 27, 2006, in entered into by and among Rockwood Holdings, Inc. (the “Company”), KKR 1996 Fund, L.P. (“1996 Fund”), KKR Partners II, L.P. (“KKR II”), KKR Millennium Fund, L.P. (“KKR Millennium”), KKR Partners III, L.P. (“KKR III”), KKR European Fund, Limited Partnership (“KKR European” and together with 1996 Fund, KKR II, KKR Millennium, and KKR III, the “KKR Entities”) and DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJ MB PartnersIII GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (collectively, the “DLJ Entities”).  Each of the KKR Entities and the DLJ Entities are referred to individually as a “Stockholder” and, collectively, as the “Stockholders”.

WHEREAS, the Stockholders are party to that certain Stockholders Agreement dated as of July 29, 2004 (the “Agreement”); and

WHEREAS, the Company and each of the Stockholders desire to amend the Agreement with respect to the matters set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.                                       Sections 2.1(d), 2.1(e), 2.2 and 2.5 are hereby deleted.

2.                                       The Company and the Stockholders hereby consent to the proposed transfer by the DLJ entities of 7,309,291 shares of Common Stock to Wells Fargo Bank, N.A.(the “Trustee”) in accordance with and pursuant to that certain Voting Trust Agreement among the Trustee and the DLJ Entities dated as of January 11, 2006 and attached hereto as Exhibit A.

3.                                       The Stockholders hereby acknowledge that they will not act as a “group” with respect to the securities of the Company within the meaning of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as a sealed instrument, all as of the day and year first above written.

ROCKWOOD HOLDINGS, INC.

By:
Name:
Title:

KKR 1996 FUND, L.P.
By:	KKR Associates 1996 L.P.,
its General Partner
By:	KKR 1996 GP LLC,
its General Partner

By:
Member

KKR PARTNERS II, L.P.
By:	KKR Associates (Strata) L.P.,
its General Partner
By:	Strata L.L.C.,
its General Partner

By:
Member

KKR MILLENNIUM FUND, L.P.
as General Partner

By:	KKR MILLENNIUM GP LLC
as General Partner
By:
Member

KKR PARTNERS III, L.P.

By:	KKR GP III, LLC,
its General Partner

By:
Member

KKR EUROPEAN FUND, LIMITED PARTNERSHIP

By:	KKR ASSOCIATES EUROPE,
LIMITED PARTNERSHIP, as
General Partner

By:	KKR EUROPE LIMITED,
as General Partner

By:
Director

DLJ Merchant Banking Partners III, L.P.

By: DLJ Merchant Banking III, Inc., as
Managing General Partner

By:

Name:

Title:

DLJ Merchant Banking III, Inc., as Advisory

General Partner on behalf of DLJ Offshore Partners

III-1, C.V. and as attorney-in-fact for DLJ Merchant

Banking III, L.P., as Associate General Partner of

DLJ Offshore Partners III-1, C.V.

By:

Name:

Title:

DLJ Merchant Banking III, Inc., as Advisory

General Partner on behalf of DLJ Offshore Partners

III-2, C.V. and as attorney-in-fact for DLJ Merchant

Banking III, L.P., as Associate General Partner of

DLJ Offshore Partners III-2, C.V.

By:

Name:

Title:

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By:

Name:

Title:

DLJ MB PartnersIII GmbH & Co. KG
By: DLJ Merchant Banking III, L.P.
Managing Limited Partner
By: DLJ Merchant Banking III, Inc.
General Partner

By:

Name:

Title:

Millennium Partners II, L.P.
By: DLJ Merchant Banking III, Inc.
Managing General Partner

By:

Name:

Title:

MBP III Plan Investors, L.P.
By: DLJ LBO Plans Management Corporation
Managing General Partner

By:

Name:

Title: